SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  July 15, 1997

                             Washington Mutual, Inc.
             (Exact Name of Registrant as specified in its charter)

                                   Washington

    0-25188                                               91-1653725
Commission File Number                              IRS Identification No.

                  1201 Third Avenue, Seattle, Washington 98101
         --------------------------------------------------------------
                Address of Principal Executive Office Postal Code

                                  206-461-2000
                Registrant's telephone number including area code



Item 2.  Acquisition or Disposition of Assets

                  Pursuant to an Agreement and Plan of Merger dated March 5, 1997 by and among the Registrant, Great Western Financial Corporation ("GWFC"), and New American Capital, Inc. ("NACI"), a wholly owned subsidiary of the Registrant, GWFC merged with and into NACI at the close of business on July 1, 1997 (the "Merger").

                  As consideration for the Merger, holders of GWFC common stock received in exchange for each share of GWFC common stock held the right to receive 0.9 shares of the Registrant's common stock, with cash being paid in lieu of fractional shares. Holders of GWFC's 8.30% Cumulative Preferred Stock (the "GWFC Preferred Stock") received in exchange for each share of GWFC Preferred Stock one share of the Registrant's 8.30% Cumulative Preferred Stock, Series F (the "Series F Preferred Stock). The terms of the Series F Preferred Stock are substantially the same as the terms of the GWFC Preferred Stock. As a result of the Merger, the Registrant issued 139,619,435 shares of its common stock and 660,000 shares of the Series F Preferred Stock.

                  GWFC, with consolidated assets of approximately $42.9 billion at December 31, 1996, is a savings and loan holding company organized in 1955 under the laws of the state of Delaware. The principal assets of GWFC are the capital stock of Great Western Bank, a Federal Savings Bank ("GWB"), and Aristar, Inc. ("Aristar"). GWB conducts retail banking operations through 416 offices located in California and Florida. Real estate lending operations are conducted directly by GWB through more than 200 offices in 27 states with concentrations in California, Florida, Texas and Washington. Aristar conducts consumer finance operations through 502 offices in 23 states, most of which operate principally under the names Blazer Financial Services or City Finance Company and provides direct installment loans and related credit insurance services and purchase retail installment contracts.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of business acquired.

                  The   financial   statements   required   by  this   item  are
                  incorporated herein by reference to Item 8 of GWFC's Annual Report for the year ended December 31, 1996 on Form 10K/A dated April 30, 1997 (File No. 001-04075), and to Item 1 of GWFC's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (File No. 0-25188).

         (b)      Pro forma financial information.

                  The pro forma financial information required by this item is incorporated herein by reference to Registrant's Current Report on Form 8-K dated May 20, 1997 (File No. 0-25188).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             WASHINGTON MUTUAL, INC.



Date:  July 15, 1997                  By:    /s/ Marc R. Kittner
                                             -------------------
                                             Marc R. Kittner
                                             Senior Vice President and
                                             Corporate Counsel


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